CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : OCTOBER 1999


Beginning of the Month Principal Receivables :                                                                   10,665,942,752.17
                                                                                                             ----------------------
Beginning of the Month Finance Charge Receivables :                                                                 368,550,549.32
                                                                                                             ----------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                             ----------------------
Beginning of the Month Total Receivables :                                                                       11,034,493,301.49
                                                                                                             ----------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                             ----------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                             ----------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                             ----------------------

Additional Principal Receivables :                                                                                            0.00
                                                                                                             ----------------------
Additional Finance Charge Receivables :                                                                                       0.00
                                                                                                             ----------------------
Additional Total Receivables :                                                                                                0.00
                                                                                                             ----------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                             ----------------------

End of the Month Principal Receivables :                                                                         10,398,868,020.08
                                                                                                             ----------------------
End of the Month Finance Charge Receivables :                                                                       365,031,002.79
                                                                                                             ----------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                             ----------------------
End of the Month Total Receivables :                                                                             10,763,899,022.87
                                                                                                             ----------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                             ----------------------
Adjusted Invested Amount of all Master Trust Series                                                               9,633,561,473.00
                                                                                                             ----------------------

End of the Month Seller Percentage                                                                                           7.36%
                                                                                                             ----------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : OCTOBER 1999                                               ACCOUNTS                              RECEIVABLES
                                                                            --------                              -----------
End of the Month Delinquencies :
    30 - 59 Days Delinquent                                                    167,273.00                           194,096,370.92
                                                                       -------------------                   ----------------------
    60 - 89 Days Delinquent                                                     95,291.00                           123,838,177.81
                                                                       -------------------                   ----------------------
    90 + Days Delinquent                                                       173,476.00                           232,345,268.04
                                                                       -------------------                   ----------------------

    Total 30 + Days Delinquent                                                 436,040.00                           550,279,816.77
                                                                       -------------------                   ----------------------

    Delinquencies 30 + Days as a Percent of End of the Month Total
    Receivables                                                                                                              5.11%
                                                                                                             ----------------------

Defaulted Accounts During the Month                                             54,059.00                            49,403,797.30
                                                                       -------------------                   ----------------------

Annualized Default Rate as a Percent of Beginning of the Month
Principal Receivables                                                                                                        5.56%
                                                                                                             ----------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : OCTOBER 1999                                             COLLECTIONS                             PERCENTAGES
                                                                          -----------                             -----------
Total Collections and Gross Payment Rate                                 1,573,028,007.16                                   14.26%
                                                                       -------------------                   ----------------------

Collections of Principal Receivables and Principal Payment Rate          1,351,781,186.80                                   12.67%
                                                                       -------------------                   ----------------------

    Prior Month Billed Finance Charge and Fees                             179,360,032.54
                                                                       -------------------
    Amortized AMF Income                                                    13,312,766.10
                                                                       -------------------
    Interchange Collected                                                   16,224,555.66
                                                                       -------------------
    Recoveries of Charged Off Accounts                                      15,004,677.05
                                                                       -------------------
    Collections of Discounted Receivables                                            0.00
                                                                       -------------------

Collections of Finance Charge Receivables and Annualized Yield             223,902,031.35                                   25.19%
                                                                       -------------------                   ----------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : OCTOBER 1999

Beginning Unamortized AMF Balance                                                                                    69,008,957.08
                                                                                                             ----------------------
+   AMF Slug for Added Accounts                                                      0.00
                                                                       -------------------
+   AMF Collections                                                         10,657,555.11
                                                                       -------------------
-   Amortized AMF Income                                                    13,312,766.10
                                                                       -------------------
Ending Unamortized AMF Balance                                                                                       66,353,746.09
                                                                                                             ----------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)

MONTHLY PERIOD : OCTOBER 1999

Gross Principal Payment Rate                                                       12.67%
                                                                       -------------------

May 17, 1994   3% Discount of Addition                                                                               50,184,973.92
                                                                                                             ----------------------
    Total Discounted Receivables Collections as of Beginning of Month       50,184,973.92
                                                                       -------------------
    Collections of Discounted Receivables Current Month                              0.00
                                                                       -------------------
Discounted Receivables to be Collected                                                                                        0.00
                                                                                                             ----------------------











                                             /s/ Charles Kim
                                             ------------------------------
                                             Charles Kim
                                             Securitization Manager








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